Exhibit 10.1

THE PROMISSORY NOTE TO WHICH THIS AMENDMENT RELATES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH PROMISSORY NOTE, AS AMENDED, HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT TO PROMISSORY NOTE

Principal Amount:	up to $750,000 (consisting of the original principal amount of $300,000 and an additional principal amount of $450,000)	Dated as of February 16, 2024

(as set forth on the Schedule of Borrowings attached hereto)

Cartica Acquisition Corp, a Cayman Islands exempted company and blank check company (the “Maker”), hereby amends its promissory note dated as of August 31, 2023 (the “Note”) to:

(a) increase the principal amount that it promises to pay to the order of Cartica Acquisition Partners, LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), from the original principal sum of up to three hundred thousand U.S. dollars ($300,000) to the principal sum of up to seven hundred and fifty thousand dollars ($750,000) (as set forth on the Schedule of Borrowings attached hereto) in lawful money of the United States of America, and

(b) revise the date on which the principal balance of the Note shall be payable by the Maker to be the earlier of: (i) the date of the Maker’s liquidation or (ii) the date on which Maker consummates a business combination.

All of the other terms of the Note remain unchanged and in effect.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this amendment to be duly executed by the undersigned as of the day and year first above written.

CARTICA ACQUISITION CORP
A Cayman Islands exempted company

By:	/s/ C. Brian Coad
	Name:	C. Brian Coad
	Title:	Chief Operating Officer and Chief Financial Officer

[Signature Page to Amendment to Promissory Note]

SCHEDULE OF BORROWINGS

The following increases or decreases in the Note have been made:

Date of Increase or Decrease	Amount of decrease in Principal Amount of the Note	Amount of increase in Principal Amount of the Note	Principal Amount of the Note following such decrease or increase

February 16, 2024	NA	$450,000	$750,000

[Signature Page to Amendment to Promissory Note]